UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2016

Ally Auto Receivables Trust 2016-3

(Issuing Entity with respect to Securities)

Ally Auto Assets LLC

(Depositor with respect to Securities)

Ally Bank

(Sponsor with respect to Securities)

Delaware	333-204844-03	30-6530860
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Ally Auto Assets LLC 200 Renaissance Center Detroit, Michigan	48265
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (866) 710-4623

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 and 8.01.	Entry into a Material Definitive Agreement and Other Events

Ally Auto Assets LLC (“Ally Auto”) has registered an issuance of $22,523,500,297.91 in principal amount of asset backed notes on Form SF-3 (Registration File No. 333-204844) under the Securities Act of 1933, as amended (the “Act”), filed on June 9, 2015, as amended by Pre-Effective Amendment No. 1 on August 14, 2015, by Pre-Effective Amendment No. 2 on September 24, 2015, by Pre-Effective Amendment No. 3 on October 22, 2015, by Pre-Effective Amendment No. 4 on October 30, 2015 and by Pre- Effective Amendment No. 5 on November 6, 2015 (as amended, the “Registration Statement”).

Pursuant to the Registration Statement, Ally Auto Receivables Trust 2016-3 (the “Issuing Entity”) issued $135,000,000 aggregate principal balance of Class A-1 0.60000% Asset Backed Notes (the “Class A-1 Notes”), $153,000,000 aggregate principal balance of Class A-2 1.19% Asset Backed Notes (the “Class A-2 Notes”), $153,000,000 aggregate principal balance of Class A-3 1.44% Asset Backed Notes (the “Class A-3 Notes”), $45,140,000 aggregate principal balance of Class A-4 1.72% Asset Backed Notes (the “Class A-4 Notes” and together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Class A Notes”), $10,810,000 aggregate principal balance of Class B 1.97% Asset Backed Notes (the “Class B Notes”), $9,010,000 aggregate principal balance of Class C 2.32% Asset Backed Notes (the “Class C Notes”) and $6,690,000 aggregate principal balance of Class D 2.96% Asset Backed Notes (the “Class D Notes” and together with the Class A Notes, the Class B Notes and the Class C Notes, the “Notes”) on May 31, 2016 (the “Closing Date”). The Notes have an aggregate principal balance of $512,650,000. Only the Notes were offered publicly for sale. On the Closing Date, Ally Auto sold the Certificates of the Issuing Entity in one or more separate transactions exempt from the registration requirements of the Act.

This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of the Closing Date between the Issuing Entity and Deutsche Bank Trust Company Americas, as Indenture Trustee.

The Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of motor vehicle retail instalment sale contracts (the “Receivables”) secured by new and used automobiles and light duty trucks financed thereby.

As of the Closing Date, the Receivables had the characteristics described in the Prospectus, dated as of May 23, 2016, filed with the Commission pursuant to Rule 424(b)(5) of the Act on May 25, 2016.

Item 9.01.	Exhibits

Exhibit 4.1	Indenture between Ally Auto Receivables Trust 2016-3 and Deutsche Bank Trust Company Americas, as Indenture Trustee, dated as of May 31, 2016.

Exhibit 4.2	Trust Agreement among Ally Auto Assets LLC, as Depositor, BNY Mellon Trust of Delaware, as Owner Trustee, and The Bank of New York Mellon Trust Company, National Association, as Paying Agent, dated as of May 31, 2016.

Exhibit 4.3	Pooling Agreement between Ally Bank, as Seller, and Ally Auto Assets LLC, dated as of May 31, 2016.

Exhibit 99.1	Trust Sale Agreement between Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2016-3, as Issuing Entity, dated as of May 31, 2016.

Exhibit 99.2	Custodian Agreement between Ally Financial Inc., as Custodian, and Ally Auto Assets LLC, as Depositor, dated as of May 31, 2016.

Exhibit 99.3	Administration Agreement among Ally Auto Receivables Trust 2016-3, as Issuing Entity, Ally Financial Inc., as Administrator, and Deutsche Bank Trust Company Americas, as Indenture Trustee, dated as of May 31, 2016.

Exhibit 99.4	Servicing Agreement among Ally Financial Inc., as Servicer, Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2016-3, as Issuing Entity, dated as of May 31, 2016.

Exhibit 99.5	Asset Representations Review Agreement among Ally Auto Receivables Trust 2016-3, as Issuing Entity, Ally Bank, as Sponsor, and Clayton Fixed Income Services LLC, as Asset Representations Reviewer, dated as of May 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLY AUTO ASSETS LLC

By:	/s/ M. T. St. Charles
Name:	M. T. St. Charles
Title:	Vice President

Dated: June 2, 2016

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Indenture between Ally Auto Receivables Trust 2016-3 and Deutsche Bank Trust Company Americas, as Indenture Trustee, dated as of May 31, 2016.

Exhibit 4.2	Trust Agreement among Ally Auto Assets LLC, as Depositor, BNY Mellon Trust of Delaware, as Owner Trustee, and The Bank of New York Mellon Trust Company, National Association, as Paying Agent, dated as of May 31, 2016.

Exhibit 4.3	Pooling Agreement between Ally Bank, as Seller, and Ally Auto Assets LLC, dated as of May 31, 2016.

Exhibit 99.1	Trust Sale Agreement between Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2016-3, as Issuing Entity, dated as of May 31, 2016.

Exhibit 99.2	Custodian Agreement between Ally Financial Inc., as Custodian, and Ally Auto Assets LLC, as Depositor, dated as of May 31, 2016.

Exhibit 99.3	Administration Agreement among Ally Auto Receivables Trust 2016-3, as Issuing Entity, Ally Financial Inc., as Administrator, and Deutsche Bank Trust Company Americas, as Indenture Trustee, dated as of May 31, 2016.

Exhibit 99.4	Servicing Agreement among Ally Financial Inc., as Servicer, Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2016-3, as Issuing Entity, dated as of May 31, 2016.

Exhibit 99.5	Asset Representations Review Agreement among Ally Auto Receivables Trust 2016-3, as Issuing Entity, Ally Bank, as Sponsor, and Clayton Fixed Income Services LLC, as Asset Representations Reviewer, dated as of May 31, 2016.